MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                    SERIES 1995-C
                   CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,493,903,721.24
Beginning of the Month Finance Charge Receivables:       $    101,691,875.06
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,595,595,596.30


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $     84,167,673.13
Additional Finance Charge Receivables:                   $        556,784.71
Additional Total Receivables:                            $     84,724,457.84


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,544,458,822.22
End of the Month Finance Charge Receivables:             $    105,714,799.59
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  2,650,173,621.81


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,302,000,000.00
End of the Month Transferor Amount                       $    242,458,822.22
End of the Month Transferor Percentage                                  9.53%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     56,645,472.36
   60-89 Days Delinquent                                 $     40,302,701.00
   90+ Days Delinquent                                   $     63,130,238.39


   Total 30+ Days Delinquent                             $    160,078,411.75
   Delinquent Percentage                                                6.04%

Defaulted Accounts During the Month                      $     19,248,252.76
Annualized Default Percentage                                           9.26%

Principal Collections                                         292,699,785.24
Principal Payment Rate                                                 11.74%

Total Payment Rate                                                     12.92%


INVESTED AMOUNTS


   Class A Initial Invested Amount                       $    322,000,000.00
   Class B Initial Invested Amount                       $     28,000,000.00

INITIAL INVESTED AMOUNT                                  $    350,000,000.00

   Class A Invested Amount                               $    368,000,000.00
   Class B Invested Amount                               $     32,000,000.00

INVESTED AMOUNT                                          $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         15.97%
PRINCIPAL ALLOCATION PERCENTAGE                                        15.97%


MONTHLY SERVICING FEE                                    $        666,666.66

INVESTOR DEFAULT AMOUNT                                  $      3,078,922.00


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections                    $      6,736,740.56
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      6,736,740.56


   Class A Monthly Interest                              $      1,749,208.98
   Class A Servicing Fee                                 $        613,333.33
   Class A Investor Default Amount                       $      2,828,030.29

TOTAL CLASS A EXCESS SPREAD                              $      1,546,167.96


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections                    $        585,803.53
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        585,803.53


   Class B Monthly Interest                              $        155,327.35
   Class B Servicing Fee                                 $         53,333.33


TOTAL CLASS B EXCESS SPREAD                              $        377,142.85


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      1,923,310.81


   Excess Spread Applied to Required Amount              $              0.00

   Excess Spread Applied to Class A Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Class B                      $        245,915.68
   Interest, Servicing Fee and Default
   Amount

   Excess Spread Applied to Reductions of                $              0.00
   Class B Invested Amount

   Excess Spread Applied to Monthly Cash                 $         24,488.89
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      1,652,906.24


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $      9,236,576.82


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1995-C

   Excess Finance Charge Collections Applied to          $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Interest, Servicing Fee and Default Amounts

   Excess Finance Charge Collections Applied to          $              0.00
   Reductions of Class B Invested Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to          $              0.00
   Cash Collateral Account



   Excess Finance Charge Collections Applied to          $              0.00
   other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

   Base Rate (Current Month)                                            7.91%
   Base Rate (Prior Month)                                              7.93%
   Base Rate (Two Months Ago)                                           7.93%

THREE MONTH AVERAGE BASE RATE                                           7.92%

   Portfolio Yield (Current Month)                                     12.75%
   Portfolio Yield (Prior Month)                                       13.21%
   Portfolio Yield (Two Months Ago)                                    11.68%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    12.55%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

   Class A Principal Collections                         $     43,010,320.01

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections                         $      3,740,027.87

TOTAL PRINCIPAL COLLECTIONS                              $     46,750,347.88

REALLOCATED PRINCIPAL COLLECTIONS                        $
                                                         $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00


CLASS B SCHEDULED AMORTIZATION --

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     46,750,347.88
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     52,000,000.00
   Available Cash Collateral Amount                      $     52,000,000.00



TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                CHEVY CHASE BANK, F.S.B.,
                                                as Servicer


                                                By:  _______________________
                                                         Mark A. Holles
                                                         Vice President